UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2005

ORBITAL SCIENCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14279	06-1209561

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21839 Atlantic Boulevard, Dulles, Virginia 20166

(Address of principal executive offices)

Registrant’s telephone number, including area code: (703) 406-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On May 25, 2005 and June 30, 2005, Orbital Sciences Corporation (the “Company”) filed Current Reports on Form 8-K reporting that the Company’s Board of Directors elected James G. Roche and Ronald T. Kadish, respectively, to serve as directors of the Company to fill newly-created vacancies. At the time of the foregoing filings, Dr. Roche and General Kadish were not yet been appointed to any committee or committees of the Company’s Board of Directors.

     At a regular meeting of the Company’s Board of Directors held on July 21, 2005, the Company’s Board of Directors appointed Dr. Roche to its Corporate Governance and Nominating Committee and Markets and Technology Committee, and appointed General Kadish to its Human Resources and Compensation Committee and Markets and Technology Committee.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITAL SCIENCES CORPORATION

(Registrant)

Date: July 25, 2005	By:	/s/ David W. Thompson

David W. Thompson
Chairman and Chief Executive Officer